UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 3, 2004


                            Zhone Technologies, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                     000-32743               22-3509099
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
         of incorporation)                                   Identification No.)

                   7001 Oakport Street
                   Oakland, California                         94621
          (Address of principal executive offices)           (Zip Code)

                                 (510) 777-7000
              (Registrant's telephone number, including area code)



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Item 12. Results of Operations and Financial Condition.

On February 3, 2004, Zhone Technologies, Inc. issued a press release announcing its fourth quarter 2003 results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in this Item 12 and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing with the SEC made by Zhone whether before or after the date hereof, regardless of any general incorporation language contained in such filing.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Zhone Technologies, Inc.

Date:  February 3, 2004
                                            By: /s/Morteza Ejabat
                                            -----------------------
                                             Morteza Ejabat
                                             Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------

99.1              Press Release dated February 3, 2004